SUBSEQUENT EVENTS	12 Months Ended
Sep. 30, 2021
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

NOTE 17 – SUBSEQUENT EVENTS

In October and December 2021, Gansu QLS borrowed RMB10,000,000 (approximately $1.5 million), and RMB10,000,000 (approximately $1.5 million), respectively, from a credit facility of RMB 20,000,000 entered into on September 17, 2021 with Agricultural Development Bank of China, which will mature in one year. The loan is secured by Gansu QLS’s land use right and guaranteed by the Company’s CEO, Mr. Xin. The financial covenants requires Gansu QLS to maintain debt asset ratio below 70%, contingency liability ratio below 20% and not to have negative operating cash flows for two consecutive years.

In December 2021, Qilian Chengdu entered into real estate purchase agreement for four properties with total price of RMB 7,619,075 (approximately $ 1.2 million). Qilian Chengdu made full payment in December 2021. The four properties are anticipated to receive in July 2022.

In May 2022, Gansu QLS entered into supply chain facility agreement (the “Facility Agreement” with China Construction Bank. The total credit limit under the Facility Agreement is RMB 30,000,000 (approximately $ 4.6 million). As of the date of the report, Gansu QLS utilized RMB 1,000,000 (approximately $ 0.2 million) of the credit limit, which will be due on March 23, 2023. The credit is secured by Gansu QLS’s buildings.

On February 21, 2022, Mr. David Moss resigned his position as independent director and his positions on audit committee, compensation committee and nominating and corporate governance committees for personal reasons. Ms. Marta New resigned her position as independent director and her positions on nominating and corporate governance committees, audit committee, and compensation committee and for personal reasons. The resignation of these two independent directors was not a result of any disagreement with the Company or any of its subsidiaries and affiliates on any matter related to the operations, policies, or practices of the Company or any of its subsidiaries and affiliates.

On April 15, 2022, the board of directors appointed Mr. Yixuan (Adam) Sun and Ms Qingling Zhang as an independent director of the Company. Mr. Sun will act as the chairperson of the audit committee and a member of the compensation committee and the nomination and corporate governance committee. Ms. Zhang will act as the chairperson of the nomination and corporate governance committee and the member of the audit committee and the compensation committee.

The Company’s management reviewed all material events that have occurred after the balance sheet date through June 30, 2022 on which these financial statements were issued. Based upon this review, the Company did not identify any subsequent events except disclosed in above that would have required adjustment or disclosure in the financial statements.